                                                                    EXHIBIT 10-7

                               WAIVER AND CONSENT

                           Dated as of: August 2, 2005

      Reference is hereby made to the Amended and Restated Loan and Security Agreement, dated as of December 18, 2003, by and among Lexington Precision Corporation ("LPC") and Lexington Rubber Group, Inc. ("LRG"), as Borrowers (LPC and LRG, each a "Borrower" and, collectively, the "Borrowers"), Wachovia Bank, National Association, as successor by merger to Congress Financial Corporation, as Agent, The CIT Group/Business Credit, Inc., in its capacity as co-agent (in such capacity, "Co-Agent"), and the lenders from time to time party thereto (the "Lenders"), as amended (as the same now exists and is amended hereby or may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced, the "Loan Agreement"), and other agreements, documents and instruments at any time executed and/or delivered in connection therewith (all of the foregoing, including the Loan Agreement, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, being collectively referred to herein as the "Financing Agreements"). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Loan Agreement.

      LPC is entering into an Equipment Purchase Agreement with Premier Tool & Die Corp. or an affiliate thereof ("Buyer"), dated as of August __, 2005 (the "Purchase Agreement") providing for the sale of certain assets (collectively, the "Purchased Assets") consisting of all inventory of the LPC's Lexington Die Casting Division for a purchase price of approximately $92,000 (the "Inventory Purchase Price"), the equipment listed on Schedule I attached hereto, located at LPC's Lexington Die Casting Division in Lakewood, New York, for an aggregate purchase price of $2,560,000 (the "Equipment Purchase Price"), of which $2,360,000 ("Initial Payment") shall be paid in cash at closing and $200,000 shall be paid by Buyer's delivery of a promissory note (the "Note"), which shall be payable on April 30, 2008.

      For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Agent, the Co-Agent, the Lenders and the Borrowers hereby agree as follows:

      1. Consents. Subject to the terms and conditions contained herein and notwithstanding anything to the contrary in the Financing Agreements, the Agent, the Co-Agent and the Lenders hereby consent:

            (a) to the sale of the Purchased Assets to Buyer in accordance with the terms and conditions of the Purchase Agreement as in effect on the date hereof;

            (b) to the execution by Borrowers of the Waiver and Consent, dated of even date herewith, among Borrowers and Term Loan Agent (the "Term Loan Waiver").

      2. Release. Agent, with the consent of the Lenders, agrees to execute and deliver to LPC, simultaneously with this Waiver and Consent, a release of liens in the form attached hereto as Exhibit A. The Borrowers acknowledge and consent to such Release.

      3. Conditions Precedent. The consents contained herein shall only be effective upon the satisfaction of each of the following conditions precedent in a manner reasonably satisfactory to Agent:

            (a) Agent shall have received in cash or other immediately available funds, the sum of $2,452,000 from or on behalf of Buyer, for application by Agent to the Obligations as set forth in Section 5 hereto;

            (b) Agent shall have received a counterpart of this letter agreement, duly authorized, executed and delivered by Borrowers;

            (c) Agent shall have received, in form and substance reasonably satisfactory to Agent, true, correct and complete copies of the following documents, each duly authorized, executed and delivered by the parties thereto:
(i) the Purchase Agreement and (ii) the Note (collectively, the "Purchase Documents");

            (d) Agent shall have received a fully executed copy of the Term Loan Waiver.

      4. Consent Fee. In addition to all other fees, charges, interest and expenses payable by Borrowers to Agent and Lenders under the Loan Agreement and the other Financing Agreements, Borrowers shall pay to Agent for the ratable account of Lenders, contemporaneously with the effectiveness of this Waiver and Consent, a fee in the amount of $30,000, which fee shall be fully earned and nonrefundable as of the date hereof and may be charged to any loan account of Borrowers.

      5. Covenants.

            (a) Borrowers shall deliver to Agent (or its counsel), within five
(5) business days of the closing pursuant to the Purchase Agreement the original of the Note, together with an allonge or other instrument of assignment executed by LPC;

            (b) Borrowers shall cause all amounts at any time payable to any Borrower, pursuant to the Note to be paid by Buyer directly to Agent for application to the prepayment of the outstanding amount of the LPC Term Loan until the payment in full of the LPC Term Loan and thereafter in accordance with
Section 2.6(b) of the Loan Agreement.

      6. Application of Proceeds.

            (a) Notwithstanding any provision of Section 2.6(b) of the Loan Agreement, upon receipt of the Initial Payment and the Inventory Purchase Price, Agent will (i) apply $888,200 of the Initial Payment to the prepayment of the outstanding principal amount of the LPC Term Loan and (ii) apply the balance of the Initial Payment and Inventory Purchase Price to the outstanding principal amount of the Revolving Loans.

            (b) Agent will establish on the date hereof a permanent Reserve in the amount of $250,000 (the "Premier Reserve"), which Premier Reserve shall be applied to and increase the amount of the Special Reserve to $1,000,000; provided, that, Agent shall only release the Premier Reserve upon its receipt of the consent of all Lenders with respect to such release.

            (c) The Premier Reserve is in addition to, and not in limitation of, all other existing Reserves and the rights of Agent from time to time to establish other and further Reserves against the availability of Revolving Loans pursuant to the Loan Agreement and the other Financing Agreements.

            (d) Notwithstanding any provision of Section 2.6(b) of the Loan Agreement to the contrary, the application of a portion of the Initial Payment and the Inventory Purchase Price to the Revolving Loans as provided in this
Section 5 shall not permanently reduce the Revolving Loan Limit or, except for the Premier Reserve, create a permanent Reserve.

      7. Additional Representations and Warranties. Each Borrower, hereby jointly and severally represents, warrants and covenants to Agent and Lenders as follows, which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof:

            (a) this letter agreement and the Purchase Documents have been duly authorized, executed and delivered by all necessary corporate action, including any required stockholder approval, on the part of such Borrower which is a party hereto and thereto and constitute valid and binding obligations of such Borrower enforceable against it in accordance with their terms, except as limited by bankruptcy, insolvency, reorganization and similar laws affecting the enforcement of creditors' rights or contractual obligations generally and subject to general principles of equity.

      8. Effect of this Consent.

            (a) Except as provided above, the Loan Agreement and the other Financing Agreements shall remain in full force and effect, and the foregoing waivers and consents shall be limited to the matters set forth herein and shall not extend to any other transaction proposed or contemplated by any Borrower. Except as specifically provided herein, the foregoing waivers and consents do not allow any other or further departure from the terms of the Loan Agreement or any other Financing Agreement.

            (b) Each Borrower hereby acknowledges and agrees that this Waiver and Consent constitutes a "Financing Agreement" under the Loan Agreement. Accordingly, it shall be an Event of Default under the Loan Agreement if (i) any representation or warranty made by a Borrower under or in connection with this Waiver and Consent shall have been untrue, false or misleading in any material respect when made, or (ii) a Borrower shall fail to perform or observe any term, covenant or agreement contained in this Waiver and Consent.

      9. Further Assurances. The parties hereto shall execute and deliver such additional documents and take such additional actions as may be necessary to effectuate the provisions and purposes of this Agreement.

      10. Governing Law. The rights and obligations hereunder of each of the parties hereto shall be governed by and interpreted and determined in accordance with the laws of the State of New York (without regard to principles of conflict of laws).

      11. Waiver, Modification, Etc. No provision or term hereof may be modified, altered, waived, discharged or terminated orally, but only by an instrument in writing executed by the party against whom such modification, alteration, waiver, discharge or termination is sought.

      12. Entire Agreement. This Agreement contains the entire agreement of the parties hereto concerning the subject matter hereof and supersedes all prior oral or written discussions, proposals, negotiations or communications concerning the subject matter hereof.

      13. Counterparts. This Waiver and Consent may be executed in any number of counterparts, each of which, when so executed and delivered, shall be deemed to be an original and all of which, taken together, shall constitute one and the same Waiver and Consent. The delivery of an executed counterpart of this Waiver and Consent shall have the same force and effect as delivery of any original executed counterpart of this Waiver and Consent. Delivery of an executed counterpart of this Waiver and Consent by facsimile or electronic mail shall have the same force and effect as delivery of an original executed counterpart of this Waiver and Consent. Any party delivering an executed counterpart of this Waiver and Consent by facsimile or electronic mail also shall deliver an original executed counterpart of this Waiver and Consent, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Waiver and Consent as to such party or any other party.

                                          LEXINGTON PRECISION CORPORATION,
                                          Borrower

                                          By: /s/ Michael A. Lubin
                                              ----------------------------------
                                          Name: Michael A. Lubin
                                          Title: Chairman

                                          LEXINGTON RUBBER GROUP, INC.,
                                          Borrower

                                          By: /s/ Michael A. Lubin
                                              ----------------------------------
                                          Name: Michael A. Lubin
                                          Title: Chairman

                                          WACHOVIA BANK, NATIONAL
                                          ASSOCIATION, successor by merger to
                                          Congress Financial Corporation,
                                          as Agent and a Lender

                                          By: /s/ Herbert C. Korn
                                              ----------------------------------
                                          Name: Herbert C. Korn
                                          Title: VP

                                          THE CIT GROUP/BUSINESS CREDIT, INC.,
                                          as Co-Agent and a Lender

                                          By: /s/ George Louis McKinley
                                              ----------------------------------
                                          Name: George Louis McKinley
                                          Title: Vice President

                                        ABLECO FINANCE LLC, on behalf of itself
                                        and its affiliate assigns, as a Lender

                                        By: /s/ Dan Wolf
                                            -----------------------------------
                                          Name: Dan Wolf
                                          Title: SVP

                                                                    EXHIBIT 10-7

                                   SCHEDULE I

                                PURCHASED ASSETS

1. All inventory of Lexington Precision Corporation's Die Casting Division consisting of metals, packaging and pallets located in Lakewood, New York, to the extent sold to Buyer pursuant to the Purchase Agreement.

2. The following machinery and equipment:

One (1) HPM Model D-1000-A 1,000-Ton Aluminum Cold Chamber Die Cast Machine, S/N R95356/64-088, including:
      (1)   Rimrock Multi-Link Auto Reciprocator/Die Sprayer
      (1)   Advance Model SL-1200 Automatic Ladler, S/N 31524-98, (1998)
      (1)   Rimrock Multi-Link Extractor
      (1) MPH 5,000-Lb. Gas-Fired Holding Furnace, S/N 6094-82; with Temperature Controls

One (1) HPM Model D-1000-A 1,000-Ton Aluminum Cold Chamber Die Cast Machine, S/N R98176/65-151, including
      (1)   Rimrock Multi-Link Auto Reciprocator/Die Sprayer
      (1)   Rimrock Model 305 Multi-Link Automatic Ladler
      (1)   Rimrock Multi-Link Extractor
      (1) Firebrand 3,500-Lb. Gas-Fired Holding Furnace, S/N 9038, with Temperature Controls

One (1) Prince Model 836 CCA 800-Ton Aluminum Cold Chamber Die Cast Machine, DA0008 including:
      (1)   Advance Model SR-1150 Automatic Reciprocator/Die Sprayers
      (1)   Advance Model SL-1500 Automatic Ladler, S/N 32070-99
      (1)   ABB Type IRB4400-M98 Industrial Robot, S/N 44-12809
      (1) O'Brien/Gere Model PD512-00 3,500-Lb. Gas-Fired Holding Furnace, S/N 20006-01

One (1) Prince Model 836 CCA 800-Ton Aluminum Cold Chamber Die Cast Machine, DA0011, including:
      Advance Model SR-1150 Automatic Reciprocator/Die Sprayers
      Advance Model SL-1500 Automatic Ladler, S/N 3019-00
      (1)   ABB IRB4400 M2000 Industrial Robot, S/N 44-20742
      (1) Seco/Warwick 3,200-Lb. Gas-Fired Aluminum Holding Furnace, S/N FSR-954-95

One (1) Idra Model OL-700 770-Ton Aluminum Cold Chamber Die Cast Machine, S/N 7187 including:
      (1)   Rimrock Automatic Extractor/Die Sprayer
      (1)   Rimrock Ladler S/N C10113
      (1) Seco/Warwick 3,200-Lb. Gas-Fired Aluminum Holding Furnace, S/N FSR-956-95

One (1) Idra Model OL-700 IDRP 770-Ton Aluminum Cold Chamber Die Cast Machine, S/N 6932, including:
      (1)   Rimrock Automatic Extractor/Sprayer
      (1)   Rimrock Model 405 Automatic Ladler, S/N 6231
      (1) O'Brien & Gere Model ND514-99 1,500-Lb. Gas Fired Aluminum Holding Furnace, S/N 20017

One (1) Prince Model 836 CCA 800-Ton Aluminum Cold Chamber Die Cast Machine, S/N DA1038, including:
      (1)   Advance Model SR1150 Automatic Reciprocator/Die Sprayer, S/N 3018-00
      (1)   Advance Model SL-1500 Automatic Ladler, S/N 32101-00
      (1)   ABB Type IRB4400M2000 Industrial Robot, S/N 44-21383
      (1)   Seco/Warwick 3,200-Lb. Gas-Fired Aluminum Holding Furnace, S/N
            F-628-95

      MELT ROOM

1- O'Brien & Gere Model MD127-98 Melt Furnace, S/N 99004-1, Asset #3, (1999); Vertical, Stack Type; with 84" x 48" x 24" Deep Conveyor Shaker; Mayfran 36"W x 15"L Elevated Scrap Conveyor, with Stack Shaker; Gas-Fired Stack-Type Melting Furnace, 72"D x 60"H, with (3) Burners, Rotating Base, Structural Steel Supports, and Mezzanine; Operator Control Panel, with Allen-Bradley Model PanelView 550 PLC Controls; and Digital Temperature Controllers

1- MPH Model ACM-2000 20,000-Lb. Capacity Reverberatory Furnace, S/N 3978-79, Asset #2, (1979); Aluminum, Melt, 5,000,000-Btus Input, 2,000(degree)F Maximum Temperature, Gas Fired; with Epic Burners; North American Control Panel, with Digital Temperature Controllers; and Single Door, with Pneumatic Lift; (Refractory Brick Rebuilt 2001)

1-    MPH Model ACM-2000 20,000-Lb. Reverberatory Furnace, S/N 856-74, Asset #1,
      (1974); Aluminum, Melt, 5,000,000-Btus Input; 2,000(degree)F Maximum Temperature, Gas Fired; with Epic Burners; North American Control Panel, with Digital Temperature Controllers; and Single-Swing Open Door; (Refractory Brick Replaced 1994; Refractory Brick Rebuilt 2001)

1- Amcor Injecta Model II Fluxing Machine, S/N 66-201, (1966); with Kozma Gas-Fired Charging Stand; Carts; and Tanks

      DIE CAST AREA

1- Miller-Moorehead Machinery 60-Ton Trim Press, S/N 1169; Hydraulic, 4-Post, 90" x 32" Between Posts

1- Manufacturer Unknown 35-Ton Hydraulic Trim Press; 4-Post, Downacting, 26" x 42" Between Posts; with Self-Contained Hydraulic Power Supply; and Safety Light Curtains; (Remanufactured By Keystone In 2000)

1- Roto-Finish 96"D Vibratory Finisher, S/N Unknown; with Powered Cleated Belt Infeed Conveyor

1- K.R. Wilson Model DCT-38 38-Ton Trim Press, S/N 10980-001, (1985); Hydraulic, 4-Post, Downacting, 40" x 26" Between Posts; with Self-Contained Hydraulic Power Supply

1-    Roto-Finish 96"D Vibratory Finisher, S/N Unknown, Asset #4

1- Manufacturer Unknown 35-Ton Hydraulic Trim Press, S/N Unknown; 4-Post, Downacting, Estimated 26" x 42" Between Posts; with Self-Contained Hydraulic Power Unit; and Safety Light Curtain

1-    Roto-Finish Model Multi-Pass 96"D Vibratory Finisher, S/N Unknown

1-    Roto-Finish Model Multi-Pass 96"D Vibratory Finisher, S/N MP-94-5-4-96-A2,
      (1996); Job #3822

1-    Lester 700-Ton Aluminum Cold Chamber Die Cast Machine, S/N 8583, Asset #7,
      (1983); (Remanufactured By EPCO In 1994); Epco S.O. #9429, T-Slot Platen, Interface Shot End, Solid Frame Shot End Connection; with Safety Ratchets; Hydraulic Ejector; Allen-Bradley Model PanelView 550 PLC Controls; Visi Trak True Trak 2020 Monitor; and Analysis System, To Include:
            (1)   Rimrock Extractor/Sprayer
            (1)   Rimrock Multi-Link Ladler
            (1)   Onex (1) Mesh Belt Air Cooling Conveyor
            (1)   Manufacturer Unknown 1,500-Lb. Gas-Fired Holding Furnace

1-    Roto-Finish Model Spiratron 72"D Vibratory Finisher, S/N ER-1822S-96-C8,
      (1996); Job #3814

1- Lester 700-Ton Aluminum Cold Chamber Die Cast Machine, S/N 8760, Asset #8; (Estimated 1960s); Epco S.O. # 9056; (Remanufactured by EPCO 1990); T-Slot Platens, Interface Shot End, Solid Frame Shot End Connection; with Safety Ratchets; Solid Frame Tie Bar Pullers; Hydraulic Ejector; and Vickers SCS-2000 Shot Control System; To Include:
            (1)   Rimrock Extractor/Sprayer
            (1)   Rimrock Model 305 Multi-Link Automatic Ladler
            (1)   Manufacturer Unknown 500-Lb. Gas Fired Holding Furnace
            (1) Steel Mesh Belt Air Cooling Conveyor 1- Roto-Finish Model Spiratron 72"D Vibratory Finisher, S/N Unknown

1-    Lester 800-Ton Aluminum Cold Chamber Die Cast Machine, S/N 808, Asset #9,
      (1964); (Remanufactured By EPCO In 1991); Epco S.O. #9137, 50"V x 50"TH T-Slot Platen, 35"H x 36"V Die Clearance, 18" Minimum Daylight, 36" Maximum Daylight, 0-10-Shot Position, 28" Stroke, Motorized Die Height Adjustment, Closed Loop Shot End, 3-Bar Shot End Connection; with Safety Ratchets; Hydraulic Ejector; Allen-Bradley Model PanelView 550 PLC Controls; and Vickers SCS-2000 Shot Control System, To Include:
            (1)   Rimrock Model 195 Extractor/Sprayer
            (1)   Rimrock Model 465 Multi-Link Automatic Ladler
            (1)   Manufacturer Unknown 1,000-Lb. Gas-Fired Holding Furnace
            (1)   Steel Mesh Belt Air Cooling Conveyor

1-    E. A. Doyle Model DVP-30-3042 30-Ton Trim Press, S/N 3042-779-236, (1979);
      Hydraulic, 4-Post, Downacting, 30" x 42" Between Posts; with Self-Contained Hydraulic Power Supply

1-    Roto-Finish 96"D Vibratory Finisher, S/N Unknown

1- Lester 600-Ton Aluminum Cold Chamber Die Cast Machine, S/N 8096, Asset #11; (Remanufactured By EPCO In 1991); Epco S.O. #9136, 47"V x 40"TH T-Slot Platen, 28.5"H x 28.5"V Die Clearance, 18" Minimum Daylight, 28" Maximum Daylight, 0-6-Shot Position, 17.5" Stroke, Motorized Die Height Adjustment, Interface Shot End, Solid Frame Shot End Connection; with Safety Ratchets; Hydraulic Ejector; Visi-Track True Trak 2020 Monitor, and Analysis System, To Include:
            (1)   Shotbeads Sprayer
            (1)   Rimrock Automatic Extractor
            (1)   Snair Automatic Ladler
            (1) Manufacturer Unknown 800-Lb. Gas-Fired Holding Furnace; (FURNACE CURRENTLY IN MAINTENANCE; CURRENTLY NOT IN SERVICE; OPERABLE)
            (1)   B.C. Fabricators Steel Mesh Belt Air Cooling Conveyor

1- Lester 1,200-Ton Aluminum Cold Chamber Die Cast Machine, S/N 15966, Asset #12, (1964); (Shot End Rebuilt In 2000); 65"V x 65"TH T-Slot Platen, 42"H x 42"V Die Clearance, 10.2" Minimum Daylight, 30" Maximum Daylight, 2-12-Shot Position, 30" Stroke, Interface Shot End, 2-Bar Shot End Connection; with Safety Ratchets; Visi Trak True Trak 2020SX Monitor, and Analysis System, To Include:
            (1)   Rimrock Model 195 Extractor/Sprayer
            (1)   Rimrock Multi-Link Ladler (MAINTENANCE SHOP)

            (1) Seco/Warwick 3200-Lb. Gas-Fired Aluminum Holding Furnace, S/N FSR-955-95; 47"W x 81-1/2"L x 18"H, 2,000(degree)F Maximum
                  Temperature; with Digital Temperature Controller
            (1)   Steel Mesh Belt Air Cooling Conveyor (SCRAP)
      (CURRENTLY NOT IN SERVICE; INOPERABLE)

1-    Sweco 60"D Vibratory Finisher, S/N Unknown; with Soundproof Lid

1-    New Holland Chip Wringer, S/N Not Available; 24" Diameter x 16" Depth

1- Platnick Bridge Crane, S/N 98025, (1998); 7-1/2 Ton x 60' Span, Single Girder, Top Running, Overhead, Electric, Traveling; with Konecranes Model XL400 Electric Cable Hoist; and Pendant Control

1- Platnick 5-Ton Bridge Crane, S/N 95037, (1995); 60' Span, Single Girder, Top Running, Overhead, Electric, Traveling; with Konecranes Model XL300 Electric Cable Hoist; and Pendant Control

1- Kitamura Model Mycenter-0 Vertical Machining Center, S/N 75257, Asset #5104, (1997); Dual, 12" x 18", 1" Tables, 130-Lb. Table Load Capacity, 12" X-, 10" Y-, and 12" Z-Axis Travel, 5.3" to 17.3" Distance From Table Surface to Spindle Nose, 7.8" to 17.8" Distance From Column to Table Center Line, #30 Taper, 80 to 8,000-rpm Spindle Speeds, 3 hp Spindle Drive; with Spare Changer Automatic Pallet Changer; 16-Position Automatic Tool Changer, with Asst. #30 Taper Tool Holders; Kitamura Yasnac CNC Controls; and (2) Model 10 HC Custom Designed and Fabricated 10-Cell Multi Collet Work Hold Fixtures

3-    3-Ton Jib Cranes; Each with 3-Ton Capacity Chain Hoist, Pendant Controlled

1- Spanco 5-Ton Jib Crane, S/N 0208205; with Shaw-Box 5-Ton Capacity Cable Hoist, Pendant Controlled

1-    5-Ton Jib Crane; with Wright 5-Ton Capacity Chain Hoist, Manual

1- Pangborn Model RG Rotoblast Shot Blast Machine, S/N 140-2RG1-681; 22" x 30", Tumblast; with Reclaim Elevator; and Hammond Model DK-1055 (Duskolector) Bag-Type Dust Collector, 4-Bag; (Overhauled In June 2003)

1-    BAC Model VTO-065-J Cooling Tower, (2003); Rooftop Mounted

      MACHINING

1-    Jet Model JDP-20MF 20" Single-Spindle Floor-Type Drill, S/N 7030560

1-    Mfr. Unknown 16" Single-Spindle Floor-Type Drill; with Multi-Spindle Drill
      Head

1-    Delta Rockwell 16" Single-Spindle Floor-Type Drill

1-    8" Single-End Wire Wheel Buffer

1-    Clausing Model 1667 16" 2-Spindle Production Drill, S/N 517856

1-    Lincoln Model DPF1658-2 16" Single-Spindle Floor-Type Drill, S/N 522795,
      (1992)

1-    Clausing Model 1635 16" 4-Spindle Production Drill, S/N 118087

1-    Enshu Model Type DT-CL Vertical CNC Tapping Center, S/N 345, Asset #5,
      (1994); 16" x 27-1/2" Table, 23" X-, 16" Y-, and 16" Z-Axis Travel, 120 to
      12,000-rpm Spindle Speeds, 7.3 hp, #30 Taper; with ENAC-1 CNC Control

1-    Denison Model R065LC26ID266C218A59S220 6-Ton C-Frame Press, S/N 21063,
      (1968)

1-    Enshu Model Type DT-CL Vertical CNC Tapping Center, S/N 439, Asset #4,
      (1994); 16" x 27-1/2" Table, 23" X-, 16" Y-, and 16" Z- Axis Travel, 120
      to 12,000 rpm Spindle Speeds, 7.3 hp, #30 Taper; with ENAC-1 CNC Control; and Haas Rotary Indexer

1-    Starrett Granite Surface Plate; 18" x 24" x 4" Table Size

1-    Starrett 12" x 18" x 4" Granite Surface Plate

1-    Manufacturer Unknown Aluminum Belt Sander; 3" Belt; with Dust Collector

1-    Mid-West Tool Custom Designed and Fabricated Brushing Press, S/N 246

1-    Clausing Model 2224 20" Single-Spindle Production Drill, S/N 106932

1- Custom Designed & Fabricated Horizontal and Vertical Drilling Machine; with Production Table

1-    Duracraft Model 45161 16" Single-Spindle Floor-Type Drill, S/N G03599,
      (1987)

1- Enco Model DS-20 20"D Disc Sander, S/N 8160, (1984), 2 hp; (Currently Not in Service; Operable)

1- Bridgeport Vertical Milling Machine, S/N J107727, (1967), 1 hp; 80 to 2,720-rpm Spindle Speeds, 9" x 42" Table

1-    Gorton Drill Grinder, S/N Unknown

1-    Specially Manufactured Horizontal Drilling Machine

1-    Specially Manufactured Horizontal Drilling Machine

1- Bridgeport Vertical Milling Machine, S/N J15328, 1 hp; 80 to 2,720-rpm Spindle Speeds, 9" x 42" Table; with Specially Manufactured Work Fixture

1-    Clausing Model 1667 16" Single-Spindle Production Drill, S/N 516547

1- Takisawa Model TC-2 CNC Lathe, S/N THRMU5947, (1985); 7.37 hp, 20" Swing; with 8-Position Turret; and Fanuc CNC Controls

1- Seibu Model SNC-200UP Horizontal CNC Chucker, S/N 4-71840-5; 8" Swing, 5" x 12" T-Slot Worktable; with Collet Chuck; Fanuc Series O-T CNC Control; and Oilmatic Model KTVM-5C-HM1 Automatic Oil Temperature Regulator

1- Seibu Model SNC-200UP Horizontal CNC Chucker, S/N 4-71729-3; 8" Swing, 5" x 12" T-Slot Worktable; with Collet Chuck; Fanuc Series O-T CNC Control; and Oilmatic Model KTVM-5C-HM1 Automatic Oil Temperature Regulator

1-    Mitutoyo 48" x 72" x 10" Granite Surface Plate, S/N 2505-1

1-    Lot of Factory and Support Equipment For BOTH MACHINING AND TOOL ROOM

1-    Hitachi Seiki Model HT20SII CNC Turning Center, S/N 2843, Asset #785,
      (1995), 15 hp; CNC, 2-Axis, 5,000-rpm Spindle Speeds, 15" Maximum Swing, 8-1/4" Maximum Turning Diameter, 15" Maximum Turning Length, 2" Bar Capacity; with 10-Position Turret; Collet Chuck; Aercology Mist Collector; Elevated Chip Conveyor; and Seiki Multi CNC Control

1-    Sugino Model ES2-2-3060 Self Feeder, S/N J11DA301219, (2004); with Collet

      Chuck; and Level Clamp

1-    Ultraline 6" W x 6' L Inclined Nose Over Conveyor, (2004); Variable Speed

1-    Powermatic Model 1100 Drill Press, S/N 0-1186-1

      TOOLROOM

1- Wellsaw Model 1118 Horizontal Band Saw, S/N 2599; 30" Part Width Capacity, 12" Throat

1- Carlton 3' x 10"D Radial Arm Drill, S/N Unknown; 36 to 1,500-rpm Spindle Speeds; with 18" x 24" Drill Box Table; and 36" x 42" T-Slot Platform, 30" Vertical Travel

1-    Coffing 3-Ton Chain Hoist; Pendant Controlled

1-    Dake Model 75H 75-Ton Capacity Hydraulic H-Frame Press, S/N 140208,
      (1960); 44" Between Posts

1- Lincoln Model Tig 300/300 300-Amp. Welder, S/N AC-586982, (1984); with Dyna-Flux Chiller

1-    Lincoln Model Square Wave Tig 175 175-Amp. Welder, S/N 01330-41980612459,
      (1988)

1- Bridgeport Variable-Speed Vertical Milling Machine, S/N 133804, (1951); 60 to 4,200-rpm Variable Spindle Speeds, 9" x 48" Table; with Bausch & Lomb Acu-Rite II 3-Axis Digital Readout; and Machinists Vise

1- Bridgeport Vertical Milling Machine, S/N 58781, (1962), 1 hp; 80 to 2,720-rpm Spindle Speeds, 9" x 48" Table; with Teledyne Gurley Pathfinder 2-Axis Digital Readout

1- Bridgeport Vertical Milling Machine, S/N 105568, (1967), 1 hp; 80 to 2,720-rpm Spindle Speeds, 9" x 48" Table

1- South Bend Model CL8117C Toolroom Lathe, S/N 8668HKX12; 16" Swing, 52" Bed, 38" Between Centers, 1-1/2" Hole Through Spindle; with Threading Attachment

1- Millport Model SJ-1760G Engine Lathe, S/N 840517, (1984); 17" Swing, 80" Bed, 60" Between Centers, 2" Hole Through Spindle; with Threading Attachment

1- Standard-Modern Model Utilathe Series 2000 Toolroom Lathe, S/N 3873; 50 to 1,500-rpm Spindle Speeds, 13" Swing, 42" Bed, 30" Between Centers, 1-1/2" Hole Through Spindle

1- Cincinnati Bickford Model Super Service 28" Single-Spindle Production Drill, S/N 3L414; 14" Throat, 18" x 28" T-Slot Worktable; with Machinists Vise

1- Motor-Avey Model MA6 Single-Spindle Production Drill, S/N MA581; 12" Throat, 21" x 22" Worktable

1- Grob Model NS18 18" Vertical Band Saw, S/N 7311, (1953); 24" x 24" Worktable; with Blade Welding and Grinding Attachment

1- Supermax Model YC-2VA Vertical Milling Machine, S/N 061165, (1983), 2 hp; 75 to 3,600-rpm Spindle Speeds, 8" x 42" T-Slot Worktable, Belt-Driven Head; with Yeong Chin Control

1-    Wilson Rockwell Model 40UR Hardness Tester, S/N 2233-1285

1-    Parts Washer; 22" x 32"

1-    Starrett 16" x 24" x 4" Granite Surface Plate, S/N 619755

1-    Johnson Model 142L Gas-Fired Furnace, S/N 2846; 180-BTU Maximum Input

1- Chevalier Model FSG-618 Surface Grinder, S/N A277A040, 1 hp; Hand Feed, 8" Grinding Wheel; with 6" x 18" Permanent Magnetic Chuck

1-    Baldor 6" Double-End Carbide Tool Grinder

1-    Gorton Model 375 Drill Grinder

1- Abrasive Machine Tool 6" x 18" Surface Grinder, S/N 317; Hand Feed, 12" Grinding Wheel; with 6" x 18" Permanent Magnetic Chuck

1- Covel 10" x 16" Surface Grinder, S/N 17H-5022; Hydraulic Feed, 12" Grinding Wheel; with 10" x 16" Permanent Magnetic Chuck

1-    Lincoln Model DS-20 20"D Disc Sander, S/N 402000, (1994), 2 hp; 1,720
      Maximum rpm

1-    Grieve Model B1-650 Bake Oven, S/N 14188; Drive-In, 64"W x 80"D x 82"H

1- Zero Model BNP55-6 2-Hole Spin Blast Cabinet, S/N 22535; 42"L x 24"D x 30"H; with Dust Collector

1-    Atlas Copco Model GAU707 Rotary Screw Air Compressor, S/N ARP878018,
      (1987), 75 hp; with Vertical Air Receiver Tank; and Arrow Pneumatics Compressed Air Dryer

1- Ingersoll-Rand Model SSR Rotary Screw Air Compressor, S/N N0293, (1993), 50 hp; 44,514 Hours Indicated; with Vertical Air Receiver Tank

1- Atlas Copco Model GA55 Rotary Screw Air Compressor, S/N Unknown, 75 hp; Approximately 50 hp; 181 Maximum psig, 57,650 Hours Indicated

1-    Hankison Model HPRP500 Air Dryer, S/N WH500A4600006110; 200 Maximum psig

1- Van Air Model EMD400-A 400 CFM Air Dryer, S/N 97-7948K-4, (1997), 2 hp; 350 Maximum psig

1- Sullair Model LS20-100SL/W/SUL Rotary Screw Air Compressor, S/N 003-122520, (2000), 100 hp; 110 Maximum psig

1-    Manufacturer Unknown 30"D x 48"L x 7"H Granite Surface Plate, S/N 1129

1- Harig Model Super 612 6" x 12" Surface Grinder, S/N 47019, (2003); w/Accu-Rite Qwick Count DRO

1-    Milwaukee Model MWK-4210-1 Magnetic Drill, (2000)

      MATERIAL HANDLING

1-    Yale Model GLC030BFNUAE076 3,000-Lb. LP Gas Lift Truck, S/N A809N05573V,
      (1998); 171" Lift Height, 3-Stage Mast, Solid Tire, 5,310 Hours Indicated; with Side Shift

1- Hyster Model J35B 3,500-Lb. Electric Lift Truck, S/N BI60V02518N, (1992); 118" Lift Height, 2-Stage Mast, Solid Tire, 6,975 Hours Indicated; with Side Shift

1- Yale Model ESC020ABN24SV083 2,000-Lb. Stand-Up Rider-Type Electric Lift Truck, S/N A824N06364U, (1997); 126" Lift Height, Single Mast, Solid Tire, 1,945 Hours Indicated

1-    Clark Model GCX25 5,000-Lb. LP Gas Lift Truck, S/N CX2300588-8805KOF,
      (1992); 205" Lift Height, Solid Tire, 4,401 Hours Indicated; with Side
      Shift

1-    Hyster Model S120E 12,000-Lb. Capacity LP Gas Lift Truck, S/N C004D08624G,
      (1986); 182" Lift Height, 3-Stage Mast, Solid Tire, 5,477 Hours Indicated

2-    Big Joe Model 52A Die Lifts, S/N 1120; and S/N Unknown

1-    Big Joe Model 29727S 1,000-Lb. Capacity Electric Die Lift

5-    Lexco Die Lift Tables; 30" x 30"

1-    Presto Model M366 1,000-Lb. Capacity Die Lift, S/N 70552; 18" Load Center

1-    Factory Cat Model 34 Walk-Behind Electric Floor Scrubber, S/N 34-11309

1-    Nissan Model GYM02L258 5,000-Lb. Electric Lift Truck, S/N JYM02-001644,
      (1998); 187" Lift Height, Solid Tire

      MISCELLANEOUS

1-    Denison Model R065LC261D266C218A59 6-Ton Trim Press, S/N 21108, Asset #22,
      (1969); Hydraulic, Gap Frame; (Out of Service)

1- Denison Model S065MC261D267C221A59S206 6-Ton Trim Press, S/N 20642, Asset #18, (1967); Hydraulic, Gap Frame; (Out of Service)

1-    Lot of Miscellaneous Machine Accessories and Factory Equipment, To
      Include: Jib Cranes; Wire Tainers; Pallet Jacks; Work Benches; Shop Furniture; Pallet Rack; Dump Hoppers; Bench Vises; Miscellaneous Hand and Power Tools; Miscellaneous Spare and Repair Parts; Miscellaneous Not in Use Equipment; Storage Cabinets; Fans; Pipe Threader; Oxy Acetylene Torch Sets; Floor Sweeper; Miscellaneous Maintenance Equipment; QPC Mold Temperature Controllers; QPC Water Cooling Towers; Cooling Carousel; Ladders; Miscellaneous Inspection Equipment; Miscellaneous Secondary Equipment; Rotary Shrink Wrapper; Battery Chargers; Miscellaneous Perishable Tooling; Lockers; Cafeteria Furniture; etc.

1- Tennant Model 6080 Walk-Behind Electric Floor Scrubber, S/N Unknown; 1,091 Hours Indicated

1-    Kard Model TP-30-4 30-Ton Press, S/N TK-1064; (Currently Not In Service)

1-    Denison Model GC10C09C23A68A61A46 10-Ton Press, S/N 6484-A54S05, 7-1/2 hp

1-    Denison 8-Ton Press, S/N Unknown; Estimated 8 Ton Capacity

1-    Denison 6-Ton Press

1-    Ridgid Model 500 Pipe Threader, S/N Unknown

1- Weldotron Model 7121 7-kW Shrink Tunnel, S/N EL84471; Electric, 14"; (Not In Service)

1-    Sioux Model 180C Steam Cleaner, S/N 9907031, (1999); 30,000 Btus

1- Delta 2,200-psi Pressure Washer, S/N Unknown; with 4.5 hp Honda Model GCV135 Gasoline Engine

1-    Clausing Model 1637 Drill Press, S/N 115789; 8" Throat

1- Lot of Machinery and Equipment Stored in Warehouse, To Include: Drill Presses; Disc Sanders; Arbor Presses; Dust Collectors; etc.

1-    Lot of Office Furniture and Business Machines

1-    Genie Model Z25-8 25' Aerial Lift, S/N 188, (2000); 500-Lb. Capacity

1-    Tiocco Model T-3000-FRS Hydraulic Fluid Filter, (2003)

1- Ingersoll-Rand Model 2545E10VFP 35-CFM Reciprocating Air Compressor, S/N 0308080102, (2003), 10 hp; with Air Cooled Aftercooler

      MAINTENANCE

1-    Demco Model KE Floor-Type Drill, S/N 43063; 9" Throat, 16" x 16" Worktable

1- Manufacturer Unknown H-Frame Press, S/N Unknown; 28" Between Posts; with Enerpac Hydraulic Press

1- Lincoln Model Power Mig 200 200-Amp. Welder, S/N K1766-1 10564 M1011020568; 200 Amps @ 30% Duty Cycle; with Cart

1-    Milwaukee Model 6175 Cut-Off Saw, S/N 99111774; 16"D Grinding Wheel

1- Manhattan Model 951230 Floor-Type Drill, S/N 58289, 1/2 hp; 8" Throat, 14"D Worktable

1- Lincoln Model Idealarc 250 250-Amp. Welder, S/N AC-307876, (1973); 140 Amps @ 100% Duty Cycle

1-    Apex 16"D Disc Sander, 3 hp; Model and S/N Unknown;

1-    Lot of Factory and Support Equipment

      QC LAB

1-    Starrett 36"D x 48"L x 8"H Granite Surface Plate

1-    Arun Technologies Model Series 2000 Spectrometer; with Monitor; and
      Printer

1- Phillips Model PRS-150 X-Ray Machine; with X-Ray Booth; Power Supply; Model MGC-23 Controls; and Ikegami Monitor

1-    Gauge Master Model Series 80-89/GMX 22" Optical Comparator, S/N 3772590,
      (1993); with Gage Master GMX 2-Axis Digital Readout

1- Brown & Sharpe Model MicroXcel UHA Coordinate Measuring Machine, S/N 1196-3431, (1996); 28" X-, 45" Y-, and 25" Z-Axis Travel, 33" x 53" x 4"
      Granite Worktable; with Renishaw PH9A Probe; PC Controls; and Brown & Sharpe Software

1-    Manufacturer Unknown 48"D x 60"L x 8"H Granite Surface Plate

1- Sheffield Model Cordax 1808 Coordinate Measuring Machine, S/N 249671085; 27" X-, 25" Y-, and 17" Z-Axis Travel, 30"D x 54"L x 8"H Granite Surface Plate; with Renishaw TP1S Probe; Digital Readout; and Smart Terminal Software, Version 2

1- Lot of Miscellaneous QC Lab Equipment, To Include: Edmunds Air Gauges; Pin Gauge Sets; Gauge Block Sets; Height Gauges; Laser Mike; Video Camera; Furnishings; PC's; Micrometers; Plotter; Blue Print Copier; Plug Gauges; etc.

1-    Hewlett Packard Model 7595A Draftmaster I Plotter, S/N 2644A00891

1-    Visi-Trak Model True Trak 2020/M91-6002 Monitor and Analysis System, S/N
      95002

1-    3M Model 500 Microfilm Reader/Printer

      OFFICE

1-    Lot of Office Furniture and Business Machines, To Include, But Not Limited
      To: Desks; Chairs; File Cabinets; Tables; Televisions; Overhead Projectors; Calculators; Typewriters; Teleconferencing Equipment; Cabinets; Partitions; Breakroom Furniture; etc.

1- Lot of Computer and Peripheral Equipment, To Include: Personal Computers; File Servers; Monitors; Printers; Facsimile Machines; Photocopiers; Network Communications Equipment; etc.

      WAREHOUSE

1- K.R. Wilson Model DCT-28 28-Ton Trim Press, S/N 2494, (1968); (Remanufactured By EPCO In 2000), with Light Curtain

1- Keystone 30-Ton Trim Press, S/N 3904, (1995); Hydraulic, 4-Post, Upacting, 24" x 36" Between Posts; with Self-Contained Hydraulic Power Supply (Not in Service; Operable)

1- Keystone 35-Ton Trim Press, S/N 005, (1987); Hydraulic, 4-Post, Upacting, 24" x 36" Between Posts

1-    Denison Model S065MC281C221C224 6-Ton Trim Press, S/N 15884-A72A59,
      (1960), 5 hp; Hydraulic, Gap Frame, 18" Daylight, 7" Throat, 12" Stroke, 3.25" Cylinder Bore

1-    Denison Model GC10C09C23A68A61A46 10-Ton Trim Press, S/N 6483-A54S05,
      (1951); Hydraulic, Gap Frame (Currently Not in Service; Operable)

1-    Denison Model 6484 10-Ton Trim Press; Hydraulic, Gap Frame

1-    Denison Model GC10C61D15A68 10-Ton Trim Press, S/N 13825; Hydraulic, Gap
      Frame

2- Mid-West Tool 6-Station Indexing Machining Centers, S/N 273; Each Station with (2)

      Sugino Drill Heads; and Allen-Bradley Model PanelView 550 PLC Controls; (1 Located Off Site)

1- K.R. Wilson Model DCT-28 28-Ton Trim Press, S/N 2629, (1970); Hydraulic, 4-Post, 24" x 36" Between Posts; (Remanufactured 2000)

1-    Duracraft Model 45161 16" Single-Spindle Floor-Type Drill, S/N Not
      Available

1-    Lincoln Model DPF1658-2 16" Single-Spindle Floor-Type Drill, S/N 522805,
      (1992)

1-    Clausing Floor-Type Drill; (Tags Painted)

1- Bridgeport Vertical Milling Machine, S/N J97046, (1955); 80 to 2,720-rpm Spindle Speeds, 9" x 42" Table; with Specially Manufactured Work Fixture

1- Spin Blast Shot Blast Machine; Spinner Hanger Type, 60" x 48" x 72", 6,428 Hours Indicated; with Reclaim and Outside Dust Collector; (Currently Not in Service; Operable)

1-    Clark Model GCS20MB 4,000-Lb. LP Gas Lift Truck, S/N G138MB-1127-6920KOF,
      (1987); 188" Lift Height, Solid Tire;
      (CURRENTLY NOT IN SERVICE; NOT OPERABLE)

1-    Dayton Model 6H011B 1,400-psi Steam Cleaner, S/N C24015;
      2.2-Gallons/Minute, 229,000-Btus/Hour

                                    EXHIBIT A

                        RELEASE AND TERMINATION OF LIENS

      Reference is hereby made to the Amended and Restated Loan and Security Agreement, dated as of December 18, 2003, by and among Lexington Precision Corporation ("LPC") and Lexington Rubber Group, Inc. ("LRG"), as Borrowers (LPC and LRG, each a "Borrower" and, collectively, the "Borrowers"), Wachovia Bank, National Association, successor by merger to Congress Financial Corporation, as Agent (in such capacity the "Secured Party"), The CIT Group/Business Credit, Inc., in its capacity as co-agent (in such capacity, "Co-Agent"), and the lenders from time to time party thereto (the "Lenders"), as amended (as the same now exists and is amended hereby or may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced, the "Loan Agreement"). The Secured Party, on behalf of itself and the Lenders, holds a security interest in and lien on the assets and property of LPC. Secured Party and the Lenders have been advised that LPC is selling, conveying, transferring and assigning to Premier Tool & Die Cast Corp. or an affiliate thereof ("Buyer") certain assets consisting of the equipment and inventory listed on Schedule I attached hereto ("Purchased Assets"), located at LPC's Lexington Die Casting Division in Lakewood, New York. As a condition to such proposed sale, Secured Party is required to release all liens on such Purchased Assets.

      1. Release of Security Interest. Secured Party hereby releases, terminates and discharges its security interests in and liens of any nature whatsoever on the Purchased Assets, subject to the satisfaction of the conditions precedent set forth in Section 2 hereof; provided, that, nothing contained herein or otherwise shall be deemed a release or termination by Secured Party of any security interests in and liens upon any assets of any Borrower other than the Purchased Assets, all of which shall continue in full force and effect. Except as specifically set forth herein, nothing contained herein shall be construed in any manner to constitute a waiver, release or termination or to otherwise limit or impair any of the obligations or indebtedness of any Borrower or any other person or entity to Secured Party and Lenders, or any duties, obligations or responsibilities of Borrowers or any other person or entity to Secured Party and Lenders.

      2. Conditions Precedent. The release, termination and discharge of all security interests in and liens on the Purchased Assets, shall be effective, without further action by Secured Party, upon the receipt by Secured Party of the sum of $2,452,000, from or on behalf of Buyer, in immediately available funds, in the bank account of Secured Party listed on Schedule II hereto.

      3. Further Assurances. In furtherance of the foregoing, and without limiting the generality of the same, Secured Party agrees to execute and deliver, after the conditions precedent set forth in Section 2 has been satisfied, such termination statements, lien releases, instruments of satisfaction and other documents and instruments and take such further actions as may be reasonably requested by Buyer to release of record any Liens of Secured Party on the Purchased Assets and to give effect to the release and termination provided for herein. After the condition precedent set forth in
Section 2 has been satisfied, the Secured Party hereby agrees that it will file, at the Borrowers' sole cost and expense, the UCC financing statement amendments in the form attached hereto as Annex A.

      4. Miscellaneous. Delivery of an executed counterpart of this Release and Termination of Liens by facsimile or electronic mail shall be equally effective as delivery of a manually executed counterpart.

      IN WITNESS WHEREOF, the undersigned has duly executed this instrument as of August __, 2005.

                                    WACHOVIA BANK, NATIONAL ASSOCIATION,
                                    successor by merger to Congress
                                    Financial Corporation, as Secured
                                    Party and on behalf of the Lenders

                                    By: ________________________________________
                                    Name: ______________________________________
                                    Title: _____________________________________

                                                                    EXHIBIT 10-7

                                   SCHEDULE I
                                       TO
                                     RELEASE
                                PURCHASED ASSETS

1. All inventory of Lexington Precision Corporation's Die Casting Division consisting of metals, packaging and pallets located in Lakewood, New York, to the extent sold to Buyer pursuant to the Purchase Agreement.

2. The following machinery and equipment:

One (1) HPM Model D-1000-A 1,000-Ton Aluminum Cold Chamber Die Cast Machine, S/N R95356/64-088, including:
      (1)   Rimrock Multi-Link Auto Reciprocator/Die Sprayer
      (1)   Advance Model SL-1200 Automatic Ladler, S/N 31524-98, (1998)
      (1)   Rimrock Multi-Link Extractor
      (1) MPH 5,000-Lb. Gas-Fired Holding Furnace, S/N 6094-82; with Temperature Controls

One (1) HPM Model D-1000-A 1,000-Ton Aluminum Cold Chamber Die Cast Machine, S/N R98176/65-151, including
      (1)   Rimrock Multi-Link Auto Reciprocator/Die Sprayer
      (1)   Rimrock Model 305 Multi-Link Automatic Ladler
      (1)   Rimrock Multi-Link Extractor
      (1) Firebrand 3,500-Lb. Gas-Fired Holding Furnace, S/N 9038, with Temperature Controls

One (1) Prince Model 836 CCA 800-Ton Aluminum Cold Chamber Die Cast Machine, DA0008 including:
      (1)   Advance Model SR-1150 Automatic Reciprocator/Die Sprayers
      (1)   Advance Model SL-1500 Automatic Ladler, S/N 32070-99
      (1)   ABB Type IRB4400-M98 Industrial Robot, S/N 44-12809
      (1) O'Brien/Gere Model PD512-00 3,500-Lb. Gas-Fired Holding Furnace, S/N 20006-01

One (1) Prince Model 836 CCA 800-Ton Aluminum Cold Chamber Die Cast Machine, DA0011, including:
      Advance Model SR-1150 Automatic Reciprocator/Die Sprayers
      Advance Model SL-1500 Automatic Ladler, S/N 3019-00
      (1)   ABB IRB4400 M2000 Industrial Robot, S/N 44-20742
      (1) Seco/Warwick 3,200-Lb. Gas-Fired Aluminum Holding Furnace, S/N FSR-954-95

One (1) Idra Model OL-700 770-Ton Aluminum Cold Chamber Die Cast Machine, S/N 7187 including:
      (1)   Rimrock Automatic Extractor/Die Sprayer
      (1)   Rimrock Ladler S/N C10113
      (1) Seco/Warwick 3,200-Lb. Gas-Fired Aluminum Holding Furnace, S/N FSR-956-95

One (1) Idra Model OL-700 IDRP 770-Ton Aluminum Cold Chamber Die Cast Machine, S/N 6932, including:
      (1)  Rimrock Automatic Extractor/Sprayer
      (1)  Rimrock Model 405 Automatic Ladler, S/N 6231
      (1) O'Brien & Gere Model ND514-99 1,500-Lb. Gas Fired Aluminum Holding Furnace, S/N 20017

One (1) Prince Model 836 CCA 800-Ton Aluminum Cold Chamber Die Cast Machine, S/N DA1038, including:
      (1)   Advance Model SR1150 Automatic Reciprocator/Die Sprayer, S/N 3018-00

      (1)   Advance Model SL-1500 Automatic Ladler, S/N 32101-00
      (1)   ABB Type IRB4400M2000 Industrial Robot, S/N 44-21383
      (1)   Seco/Warwick 3,200-Lb. Gas-Fired Aluminum Holding Furnace, S/N
            F-628-95

      MELT ROOM

1- O'Brien & Gere Model MD127-98 Melt Furnace, S/N 99004-1, Asset #3, (1999); Vertical, Stack Type; with 84" x 48" x 24" Deep Conveyor Shaker; Mayfran 36"W x 15"L Elevated Scrap Conveyor, with Stack Shaker; Gas-Fired Stack-Type Melting Furnace, 72"D x 60"H, with (3) Burners, Rotating Base, Structural Steel Supports, and Mezzanine; Operator Control Panel, with Allen-Bradley Model PanelView 550 PLC Controls; and Digital Temperature Controllers

1- MPH Model ACM-2000 20,000-Lb. Capacity Reverberatory Furnace, S/N 3978-79, Asset #2, (1979); Aluminum, Melt, 5,000,000-Btus Input, 2,000(degree)F Maximum Temperature, Gas Fired; with Epic Burners; North American Control Panel, with Digital Temperature Controllers; and Single Door, with Pneumatic Lift; (Refractory Brick Rebuilt 2001)

1-    MPH Model ACM-2000 20,000-Lb. Reverberatory Furnace, S/N 856-74, Asset #1,
      (1974); Aluminum, Melt, 5,000,000-Btus Input; 2,000(degree)F Maximum Temperature, Gas Fired; with Epic Burners; North American Control Panel, with Digital Temperature Controllers; and Single-Swing Open Door; (Refractory Brick Replaced 1994; Refractory Brick Rebuilt 2001)

1- Amcor Injecta Model II Fluxing Machine, S/N 66-201, (1966); with Kozma Gas-Fired Charging Stand; Carts; and Tanks

      DIE CAST AREA

1- Miller-Moorehead Machinery 60-Ton Trim Press, S/N 1169; Hydraulic, 4-Post, 90" x 32" Between Posts

1- Manufacturer Unknown 35-Ton Hydraulic Trim Press; 4-Post, Downacting, 26" x 42" Between Posts; with Self-Contained Hydraulic Power Supply; and Safety Light Curtains; (Remanufactured By Keystone In 2000)

1- Roto-Finish 96"D Vibratory Finisher, S/N Unknown; with Powered Cleated Belt Infeed Conveyor

1- K.R. Wilson Model DCT-38 38-Ton Trim Press, S/N 10980-001, (1985); Hydraulic, 4-Post, Downacting, 40" x 26" Between Posts; with Self-Contained Hydraulic Power Supply

1-    Roto-Finish 96"D Vibratory Finisher, S/N Unknown, Asset #4

1- Manufacturer Unknown 35-Ton Hydraulic Trim Press, S/N Unknown; 4-Post, Downacting, Estimated 26" x 42" Between Posts; with Self-Contained Hydraulic Power Unit; and Safety Light Curtain

1-    Roto-Finish Model Multi-Pass 96"D Vibratory Finisher, S/N Unknown

1-    Roto-Finish Model Multi-Pass 96"D Vibratory Finisher, S/N MP-94-5-4-96-A2,
      (1996); Job #3822

1-    Lester 700-Ton Aluminum Cold Chamber Die Cast Machine, S/N 8583, Asset #7,
      (1983); (Remanufactured By EPCO In 1994); Epco S.O. #9429, T-Slot Platen, Interface Shot End, Solid Frame Shot End Connection; with Safety Ratchets; Hydraulic Ejector; Allen-Bradley Model PanelView 550 PLC Controls; Visi Trak True Trak 2020 Monitor; and Analysis System, To Include:
            (1)   Rimrock Extractor/Sprayer
            (1)   Rimrock Multi-Link Ladler
            (1)   Onex
            (1)   Mesh Belt Air Cooling Conveyor
            (1)   Manufacturer Unknown1,500-Lb. Gas-Fired Holding Furnace

1-    Roto-Finish Model Spiratron 72"D Vibratory Finisher, S/N ER-1822S-96-C8,
      (1996); Job #3814

1- Lester 700-Ton Aluminum Cold Chamber Die Cast Machine, S/N 8760, Asset #8; (Estimated 1960s); Epco S.O. # 9056; (Remanufactured by EPCO 1990); T-Slot Platens, Interface Shot End, Solid Frame Shot End Connection; with Safety Ratchets; Solid Frame Tie Bar Pullers; Hydraulic Ejector; and Vickers SCS-2000 Shot Control System; To Include:
            (1)   Rimrock Extractor/Sprayer
            (1)   Rimrock Model 305 Multi-Link Automatic Ladler
            (1)   Manufacturer Unknown 500-Lb. Gas Fired Holding Furnace
            (1)   Steel Mesh Belt Air Cooling Conveyor

1-    Roto-Finish Model Spiratron 72"D Vibratory Finisher, S/N Unknown

1-    Lester 800-Ton Aluminum Cold Chamber Die Cast Machine, S/N 808, Asset #9,
      (1964); (Remanufactured By EPCO In 1991); Epco S.O. #9137, 50"V x 50"TH T-Slot Platen, 35"H x 36"V Die Clearance, 18" Minimum Daylight, 36" Maximum Daylight, 0-10-Shot Position, 28" Stroke, Motorized Die Height Adjustment, Closed Loop Shot End, 3-Bar Shot End Connection; with Safety Ratchets; Hydraulic Ejector; Allen-Bradley Model PanelView 550 PLC Controls; and Vickers SCS-2000 Shot Control System, To Include:
            (1)   Rimrock Model 195 Extractor/Sprayer
            (1)   Rimrock Model 465 Multi-Link Automatic Ladler
            (1)   Manufacturer Unknown 1,000-Lb. Gas-Fired Holding Furnace
            (1)   Steel Mesh Belt Air Cooling Conveyor

1-    E. A. Doyle Model DVP-30-3042 30-Ton Trim Press, S/N 3042-779-236, (1979);
      Hydraulic, 4-Post, Downacting, 30" x 42" Between Posts; with Self-Contained Hydraulic Power Supply

1-    Roto-Finish 96"D Vibratory Finisher, S/N Unknown

1- Lester 600-Ton Aluminum Cold Chamber Die Cast Machine, S/N 8096, Asset #11; (Remanufactured By EPCO In 1991); Epco S.O. #9136, 47"V x 40"TH T-Slot Platen, 28.5"H x 28.5"V Die Clearance, 18" Minimum Daylight, 28" Maximum Daylight, 0-6-Shot Position, 17.5" Stroke, Motorized Die Height Adjustment, Interface Shot End, Solid Frame Shot End Connection; with Safety Ratchets; Hydraulic Ejector; Visi-Track True Trak 2020 Monitor, and Analysis System, To Include:
            (1)   Shotbeads Sprayer
            (1)   Rimrock Automatic Extractor
            (1)   Snair Automatic Ladler
            (1) Manufacturer Unknown 800-Lb. Gas-Fired Holding Furnace; (FURNACE CURRENTLY IN MAINTENANCE; CURRENTLY NOT IN SERVICE; OPERABLE)
            (1)   B.C. Fabricators Steel Mesh Belt Air Cooling Conveyor

1- Lester 1,200-Ton Aluminum Cold Chamber Die Cast Machine, S/N 15966, Asset #12, (1964); (Shot End Rebuilt In 2000); 65"V x 65"TH T-Slot Platen, 42"H x 42"V Die Clearance, 10.2" Minimum Daylight, 30" Maximum Daylight, 2-12-Shot Position, 30" Stroke, Interface Shot End, 2-Bar Shot End Connection; with Safety Ratchets; Visi Trak True Trak 2020SX Monitor, and Analysis System, To Include:
            (1)   Rimrock Model 195 Extractor/Sprayer
            (1)   Rimrock Multi-Link Ladler (MAINTENANCE SHOP)

            (1) Seco/Warwick 3200-Lb. Gas-Fired Aluminum Holding Furnace, S/N FSR-955-95; 47"W x 81-1/2"L x 18"H, 2,000(degree)F Maximum
                  Temperature; with Digital Temperature Controller
            (1)   Steel Mesh Belt Air Cooling Conveyor (SCRAP)
      (CURRENTLY NOT IN SERVICE; INOPERABLE)

1-    Sweco 60"D Vibratory Finisher, S/N Unknown; with Soundproof Lid

1-    New Holland Chip Wringer, S/N Not Available; 24" Diameter x 16" Depth

1- Platnick Bridge Crane, S/N 98025, (1998); 7-1/2 Ton x 60' Span, Single Girder, Top Running, Overhead, Electric, Traveling; with Konecranes Model XL400 Electric Cable Hoist; and Pendant Control

1- Platnick 5-Ton Bridge Crane, S/N 95037, (1995); 60' Span, Single Girder, Top Running, Overhead, Electric, Traveling; with Konecranes Model XL300 Electric Cable Hoist; and Pendant Control

1- Kitamura Model Mycenter-0 Vertical Machining Center, S/N 75257, Asset #5104, (1997); Dual, 12" x 18", 1" Tables, 130-Lb. Table Load Capacity, 12" X-, 10" Y-, and 12" Z-Axis Travel, 5.3" to 17.3" Distance From Table Surface to Spindle Nose, 7.8" to 17.8" Distance From Column to Table Center Line, #30 Taper, 80 to 8,000-rpm Spindle Speeds, 3 hp Spindle Drive; with Spare Changer Automatic Pallet Changer; 16-Position Automatic Tool Changer, with Asst. #30 Taper Tool Holders; Kitamura Yasnac CNC Controls; and (2) Model 10 HC Custom Designed and Fabricated 10-Cell Multi Collet Work Hold Fixtures

3-    3-Ton Jib Cranes; Each with 3-Ton Capacity Chain Hoist, Pendant Controlled

1- Spanco 5-Ton Jib Crane, S/N 0208205; with Shaw-Box 5-Ton Capacity Cable Hoist, Pendant Controlled

1-    5-Ton Jib Crane; with Wright 5-Ton Capacity Chain Hoist, Manual

1- Pangborn Model RG Rotoblast Shot Blast Machine, S/N 140-2RG1-681; 22" x 30", Tumblast; with Reclaim Elevator; and Hammond Model DK-1055 (Duskolector) Bag-Type Dust Collector, 4-Bag; (Overhauled In June 2003)

1-    BAC Model VTO-065-J Cooling Tower, (2003); Rooftop Mounted

      MACHINING

1-    Jet Model JDP-20MF 20" Single-Spindle Floor-Type Drill, S/N 7030560

1-    Mfr. Unknown 16" Single-Spindle Floor-Type Drill; with Multi-Spindle Drill
      Head

1-    Delta Rockwell 16" Single-Spindle Floor-Type Drill

1-    8" Single-End Wire Wheel Buffer

1-    Clausing Model 1667 16" 2-Spindle Production Drill, S/N 517856

1-    Lincoln Model DPF1658-2 16" Single-Spindle Floor-Type Drill, S/N 522795,
      (1992)

1-    Clausing Model 1635 16" 4-Spindle Production Drill, S/N 118087

1-    Enshu Model Type DT-CL Vertical CNC Tapping Center, S/N 345, Asset #5,
      (1994); 16" x 27-1/2" Table, 23" X-, 16" Y-, and 16" Z-Axis Travel, 120 to
      12,000-rpm Spindle Speeds, 7.3 hp, #30 Taper; with ENAC-1 CNC Control

1-    Denison Model R065LC26ID266C218A59S220 6-Ton C-Frame Press, S/N 21063,
      (1968)

1-    Enshu Model Type DT-CL Vertical CNC Tapping Center, S/N 439, Asset #4,
      (1994); 16" x 27-1/2" Table, 23" X-, 16" Y-, and 16" Z- Axis Travel, 120
      to 12,000 rpm Spindle Speeds, 7.3 hp, #30 Taper; with ENAC-1 CNC Control; and Haas Rotary Indexer

1-    Starrett Granite Surface Plate; 18" x 24" x 4" Table Size

1-    Starrett 12" x 18" x 4" Granite Surface Plate

1-    Manufacturer Unknown Aluminum Belt Sander; 3" Belt; with Dust Collector

1-    Mid-West Tool Custom Designed and Fabricated Brushing Press, S/N 246

1-    Clausing Model 2224 20" Single-Spindle Production Drill, S/N 106932

1- Custom Designed & Fabricated Horizontal and Vertical Drilling Machine; with Production Table

1-    Duracraft Model 45161 16" Single-Spindle Floor-Type Drill, S/N G03599,
      (1987)

1- Enco Model DS-20 20"D Disc Sander, S/N 8160, (1984), 2 hp; (Currently Not in Service; Operable)

1- Bridgeport Vertical Milling Machine, S/N J107727, (1967), 1 hp; 80 to 2,720-rpm Spindle Speeds, 9" x 42" Table

1-    Gorton Drill Grinder, S/N Unknown

1-    Specially Manufactured Horizontal Drilling Machine

1-    Specially Manufactured Horizontal Drilling Machine

1- Bridgeport Vertical Milling Machine, S/N J15328, 1 hp; 80 to 2,720-rpm Spindle Speeds, 9" x 42" Table; with Specially Manufactured Work Fixture

1-    Clausing Model 1667 16" Single-Spindle Production Drill, S/N 516547

1- Takisawa Model TC-2 CNC Lathe, S/N THRMU5947, (1985); 7.37 hp, 20" Swing; with 8-Position Turret; and Fanuc CNC Controls

1- Seibu Model SNC-200UP Horizontal CNC Chucker, S/N 4-71840-5; 8" Swing, 5" x 12" T-Slot Worktable; with Collet Chuck; Fanuc Series O-T CNC Control; and Oilmatic Model KTVM-5C-HM1 Automatic Oil Temperature Regulator

1- Seibu Model SNC-200UP Horizontal CNC Chucker, S/N 4-71729-3; 8" Swing, 5" x 12" T-Slot Worktable; with Collet Chuck; Fanuc Series O-T CNC Control; and Oilmatic Model KTVM-5C-HM1 Automatic Oil Temperature Regulator

1-    Mitutoyo 48" x 72" x 10" Granite Surface Plate, S/N 2505-1

1-    Lot of Factory and Support Equipment For BOTH MACHINING AND TOOL ROOM

1-    Hitachi Seiki Model HT20SII CNC Turning Center, S/N 2843, Asset #785,
      (1995), 15 hp; CNC, 2-Axis, 5,000-rpm Spindle Speeds, 15" Maximum Swing, 8-1/4" Maximum Turning Diameter, 15" Maximum Turning Length, 2" Bar Capacity; with 10-Position Turret; Collet Chuck; Aercology Mist Collector; Elevated Chip Conveyor; and Seiki Multi CNC Control

1-    Sugino Model ES2-2-3060 Self Feeder, S/N J11DA301219, (2004); with Collet

      Chuck; and Level Clamp

1-    Ultraline 6" W x 6' L Inclined Nose Over Conveyor, (2004); Variable Speed

1-    Powermatic Model 1100 Drill Press, S/N 0-1186-1

      TOOLROOM

1- Wellsaw Model 1118 Horizontal Band Saw, S/N 2599; 30" Part Width Capacity, 12" Throat

1- Carlton 3' x 10"D Radial Arm Drill, S/N Unknown; 36 to 1,500-rpm Spindle Speeds; with 18" x 24" Drill Box Table; and 36" x 42" T-Slot Platform, 30" Vertical Travel

1-    Coffing 3-Ton Chain Hoist; Pendant Controlled

1-    Dake Model 75H 75-Ton Capacity Hydraulic H-Frame Press, S/N 140208,
      (1960); 44" Between Posts

1- Lincoln Model Tig 300/300 300-Amp. Welder, S/N AC-586982, (1984); with Dyna-Flux Chiller

1-    Lincoln Model Square Wave Tig 175 175-Amp. Welder, S/N 01330-41980612459,
      (1988)

1- Bridgeport Variable-Speed Vertical Milling Machine, S/N 133804, (1951); 60 to 4,200-rpm Variable Spindle Speeds, 9" x 48" Table; with Bausch & Lomb Acu-Rite II 3-Axis Digital Readout; and Machinists Vise

1- Bridgeport Vertical Milling Machine, S/N 58781, (1962), 1 hp; 80 to 2,720-rpm Spindle Speeds, 9" x 48" Table; with Teledyne Gurley Pathfinder 2-Axis Digital Readout

1- Bridgeport Vertical Milling Machine, S/N 105568, (1967), 1 hp; 80 to 2,720-rpm Spindle Speeds, 9" x 48" Table

1- South Bend Model CL8117C Toolroom Lathe, S/N 8668HKX12; 16" Swing, 52" Bed, 38" Between Centers, 1-1/2" Hole Through Spindle; with Threading Attachment

1- Millport Model SJ-1760G Engine Lathe, S/N 840517, (1984); 17" Swing, 80" Bed, 60" Between Centers, 2" Hole Through Spindle; with Threading Attachment

1- Standard-Modern Model Utilathe Series 2000 Toolroom Lathe, S/N 3873; 50 to 1,500-rpm Spindle Speeds, 13" Swing, 42" Bed, 30" Between Centers, 1-1/2" Hole Through Spindle

1- Cincinnati Bickford Model Super Service 28" Single-Spindle Production Drill, S/N 3L414; 14" Throat, 18" x 28" T-Slot Worktable; with Machinists Vise

1- Motor-Avey Model MA6 Single-Spindle Production Drill, S/N MA581; 12" Throat, 21" x 22" Worktable

1- Grob Model NS18 18" Vertical Band Saw, S/N 7311, (1953); 24" x 24" Worktable; with Blade Welding and Grinding Attachment

1- Supermax Model YC-2VA Vertical Milling Machine, S/N 061165, (1983), 2 hp; 75 to 3,600-rpm Spindle Speeds, 8" x 42" T-Slot Worktable, Belt-Driven Head; with Yeong Chin Control

1-    Wilson Rockwell Model 40UR Hardness Tester, S/N 2233-1285

1-    Parts Washer; 22" x 32"

1-    Starrett 16" x 24" x 4" Granite Surface Plate, S/N 619755

1-    Johnson Model 142L Gas-Fired Furnace, S/N 2846; 180-BTU Maximum Input

1- Chevalier Model FSG-618 Surface Grinder, S/N A277A040, 1 hp; Hand Feed, 8" Grinding Wheel; with 6" x 18" Permanent Magnetic Chuck

1-    Baldor 6" Double-End Carbide Tool Grinder

1-    Gorton Model 375 Drill Grinder

1- Abrasive Machine Tool 6" x 18" Surface Grinder, S/N 317; Hand Feed, 12" Grinding Wheel; with 6" x 18" Permanent Magnetic Chuck

1- Covel 10" x 16" Surface Grinder, S/N 17H-5022; Hydraulic Feed, 12" Grinding Wheel; with 10" x 16" Permanent Magnetic Chuck

1-    Lincoln Model DS-20 20"D Disc Sander, S/N 402000, (1994), 2 hp; 1,720
      Maximum rpm

1-    Grieve Model B1-650 Bake Oven, S/N 14188; Drive-In, 64"W x 80"D x 82"H

1- Zero Model BNP55-6 2-Hole Spin Blast Cabinet, S/N 22535; 42"L x 24"D x 30"H; with Dust Collector

1-    Atlas Copco Model GAU707 Rotary Screw Air Compressor, S/N ARP878018,
      (1987), 75 hp; with Vertical Air Receiver Tank; and Arrow Pneumatics Compressed Air Dryer

1- Ingersoll-Rand Model SSR Rotary Screw Air Compressor, S/N N0293, (1993), 50 hp; 44,514 Hours Indicated; with Vertical Air Receiver Tank

1- Atlas Copco Model GA55 Rotary Screw Air Compressor, S/N Unknown, 75 hp; Approximately 50 hp; 181 Maximum psig, 57,650 Hours Indicated

1-    Hankison Model HPRP500 Air Dryer, S/N WH500A4600006110; 200 Maximum psig

1- Van Air Model EMD400-A 400 CFM Air Dryer, S/N 97-7948K-4, (1997), 2 hp; 350 Maximum psig

1- Sullair Model LS20-100SL/W/SUL Rotary Screw Air Compressor, S/N 003-122520, (2000), 100 hp; 110 Maximum psig

1-    Manufacturer Unknown 30"D x 48"L x 7"H Granite Surface Plate, S/N 1129

1- Harig Model Super 612 6" x 12" Surface Grinder, S/N 47019, (2003); w/Accu-Rite Qwick Count DRO

1-    Milwaukee Model MWK-4210-1 Magnetic Drill, (2000)

      MATERIAL HANDLING

1-    Yale Model GLC030BFNUAE076 3,000-Lb. LP Gas Lift Truck, S/N A809N05573V,
      (1998); 171" Lift Height, 3-Stage Mast, Solid Tire, 5,310 Hours Indicated; with Side Shift

1- Hyster Model J35B 3,500-Lb. Electric Lift Truck, S/N BI60V02518N, (1992); 118" Lift Height, 2-Stage Mast, Solid Tire, 6,975 Hours Indicated; with Side Shift

1- Yale Model ESC020ABN24SV083 2,000-Lb. Stand-Up Rider-Type Electric Lift Truck, S/N A824N06364U, (1997); 126" Lift Height, Single Mast, Solid Tire, 1,945 Hours Indicated

1-    Clark Model GCX25 5,000-Lb. LP Gas Lift Truck, S/N CX2300588-8805KOF,
      (1992); 205" Lift Height, Solid Tire, 4,401 Hours Indicated; with Side
      Shift

1-    Hyster Model S120E 12,000-Lb. Capacity LP Gas Lift Truck, S/N C004D08624G,
      (1986); 182" Lift Height, 3-Stage Mast, Solid Tire, 5,477 Hours Indicated

2-    Big Joe Model 52A Die Lifts, S/N 1120; and S/N Unknown

1-    Big Joe Model 29727S 1,000-Lb. Capacity Electric Die Lift

5-    Lexco Die Lift Tables; 30" x 30"

1-    Presto Model M366 1,000-Lb. Capacity Die Lift, S/N 70552; 18" Load Center

1-    Factory Cat Model 34 Walk-Behind Electric Floor Scrubber, S/N 34-11309

1-    Nissan Model GYM02L258 5,000-Lb. Electric Lift Truck, S/N JYM02-001644,
      (1998); 187" Lift Height, Solid Tire

      MISCELLANEOUS

1-    Denison Model R065LC261D266C218A59 6-Ton Trim Press, S/N 21108, Asset #22,
      (1969); Hydraulic, Gap Frame; (Out of Service)

1- Denison Model S065MC261D267C221A59S206 6-Ton Trim Press, S/N 20642, Asset #18, (1967); Hydraulic, Gap Frame; (Out of Service)

1-    Lot of Miscellaneous Machine Accessories and Factory Equipment, To
      Include: Jib Cranes; Wire Tainers; Pallet Jacks; Work Benches; Shop Furniture; Pallet Rack; Dump Hoppers; Bench Vises; Miscellaneous Hand and Power Tools; Miscellaneous Spare and Repair Parts; Miscellaneous Not in Use Equipment; Storage Cabinets; Fans; Pipe Threader; Oxy Acetylene Torch Sets; Floor Sweeper; Miscellaneous Maintenance Equipment; QPC Mold Temperature Controllers; QPC Water Cooling Towers; Cooling Carousel; Ladders; Miscellaneous Inspection Equipment; Miscellaneous Secondary Equipment; Rotary Shrink Wrapper; Battery Chargers; Miscellaneous Perishable Tooling; Lockers; Cafeteria Furniture; etc.

1- Tennant Model 6080 Walk-Behind Electric Floor Scrubber, S/N Unknown; 1,091 Hours Indicated

1-    Kard Model TP-30-4 30-Ton Press, S/N TK-1064; (Currently Not In Service)

1-    Denison Model GC10C09C23A68A61A46 10-Ton Press, S/N 6484-A54S05, 7-1/2 hp

1-    Denison 8-Ton Press, S/N Unknown; Estimated 8 Ton Capacity

1-    Denison 6-Ton Press

1-    Ridgid Model 500 Pipe Threader, S/N Unknown

1- Weldotron Model 7121 7-kW Shrink Tunnel, S/N EL84471; Electric, 14"; (Not In Service)

1-    Sioux Model 180C Steam Cleaner, S/N 9907031, (1999); 30,000 Btus

1- Delta 2,200-psi Pressure Washer, S/N Unknown; with 4.5 hp Honda Model GCV135 Gasoline Engine

1-    Clausing Model 1637 Drill Press, S/N 115789; 8" Throat

1- Lot of Machinery and Equipment Stored in Warehouse, To Include: Drill Presses; Disc Sanders; Arbor Presses; Dust Collectors; etc.

1-    Lot of Office Furniture and Business Machines

1-    Genie Model Z25-8 25' Aerial Lift, S/N 188, (2000); 500-Lb. Capacity

1-    Tiocco Model T-3000-FRS Hydraulic Fluid Filter, (2003)

1- Ingersoll-Rand Model 2545E10VFP 35-CFM Reciprocating Air Compressor, S/N 0308080102, (2003), 10 hp; with Air Cooled Aftercooler

      MAINTENANCE

1-    Demco Model KE Floor-Type Drill, S/N 43063; 9" Throat, 16" x 16" Worktable

1- Manufacturer Unknown H-Frame Press, S/N Unknown; 28" Between Posts; with Enerpac Hydraulic Press

1- Lincoln Model Power Mig 200 200-Amp. Welder, S/N K1766-1 10564 M1011020568; 200 Amps @ 30% Duty Cycle; with Cart

1-    Milwaukee Model 6175 Cut-Off Saw, S/N 99111774; 16"D Grinding Wheel

1- Manhattan Model 951230 Floor-Type Drill, S/N 58289, 1/2 hp; 8" Throat, 14"D Worktable

1- Lincoln Model Idealarc 250 250-Amp. Welder, S/N AC-307876, (1973); 140 Amps @ 100% Duty Cycle

1-    Apex 16"D Disc Sander, 3 hp; Model and S/N Unknown;

1-    Lot of Factory and Support Equipment

      QC LAB

1-    Starrett 36"D x 48"L x 8"H Granite Surface Plate

1-    Arun Technologies Model Series 2000 Spectrometer; with Monitor; and
      Printer

1- Phillips Model PRS-150 X-Ray Machine; with X-Ray Booth; Power Supply; Model MGC-23 Controls; and Ikegami Monitor

1-    Gauge Master Model Series 80-89/GMX 22" Optical Comparator, S/N 3772590,
      (1993); with Gage Master GMX 2-Axis Digital Readout

1- Brown & Sharpe Model MicroXcel UHA Coordinate Measuring Machine, S/N 1196-3431, (1996); 28" X-, 45" Y-, and 25" Z-Axis Travel, 33" x 53" x 4"
      Granite Worktable; with Renishaw PH9A Probe; PC Controls; and Brown & Sharpe Software

1-    Manufacturer Unknown 48"D x 60"L x 8"H Granite Surface Plate

1- Sheffield Model Cordax 1808 Coordinate Measuring Machine, S/N 249671085; 27" X-, 25" Y-, and 17" Z-Axis Travel, 30"D x 54"L x 8"H Granite Surface Plate; with Renishaw TP1S Probe; Digital Readout; and Smart Terminal Software, Version 2

1- Lot of Miscellaneous QC Lab Equipment, To Include: Edmunds Air Gauges; Pin Gauge Sets; Gauge Block Sets; Height Gauges; Laser Mike; Video Camera; Furnishings; PC's; Micrometers; Plotter; Blue Print Copier; Plug Gauges; etc.

1-    Hewlett Packard Model 7595A Draftmaster I Plotter, S/N 2644A00891

1-    Visi-Trak Model True Trak 2020/M91-6002 Monitor and Analysis System, S/N
      95002

1-    3M Model 500 Microfilm Reader/Printer

      OFFICE

1-    Lot of Office Furniture and Business Machines, To Include, But Not Limited
      To: Desks; Chairs; File Cabinets; Tables; Televisions; Overhead Projectors; Calculators; Typewriters; Teleconferencing Equipment; Cabinets; Partitions; Breakroom Furniture; etc.

1- Lot of Computer and Peripheral Equipment, To Include: Personal Computers; File Servers; Monitors; Printers; Facsimile Machines; Photocopiers; Network Communications Equipment; etc.

      WAREHOUSE

1- K.R. Wilson Model DCT-28 28-Ton Trim Press, S/N 2494, (1968); (Remanufactured By EPCO In 2000), with Light Curtain

1- Keystone 30-Ton Trim Press, S/N 3904, (1995); Hydraulic, 4-Post, Upacting, 24" x 36" Between Posts; with Self-Contained Hydraulic Power Supply (Not in Service; Operable)

1- Keystone 35-Ton Trim Press, S/N 005, (1987); Hydraulic, 4-Post, Upacting, 24" x 36" Between Posts

1-    Denison Model S065MC281C221C224 6-Ton Trim Press, S/N 15884-A72A59,
      (1960), 5 hp; Hydraulic, Gap Frame, 18" Daylight, 7" Throat, 12" Stroke, 3.25" Cylinder Bore

1-    Denison Model GC10C09C23A68A61A46 10-Ton Trim Press, S/N 6483-A54S05,
      (1951); Hydraulic, Gap Frame (Currently Not in Service; Operable)

1-    Denison Model 6484 10-Ton Trim Press; Hydraulic, Gap Frame

1-    Denison Model GC10C61D15A68 10-Ton Trim Press, S/N 13825; Hydraulic, Gap
      Frame

2- Mid-West Tool 6-Station Indexing Machining Centers, S/N 273; Each Station with (2)

      Sugino Drill Heads; and Allen-Bradley Model PanelView 550 PLC Controls; (1 Located Off Site)

1- K.R. Wilson Model DCT-28 28-Ton Trim Press, S/N 2629, (1970); Hydraulic, 4-Post, 24" x 36" Between Posts; (Remanufactured 2000)

1-    Duracraft Model 45161 16" Single-Spindle Floor-Type Drill, S/N Not
      Available

1-    Lincoln Model DPF1658-2 16" Single-Spindle Floor-Type Drill, S/N 522805,
      (1992)

1-    Clausing Floor-Type Drill; (Tags Painted)

1- Bridgeport Vertical Milling Machine, S/N J97046, (1955); 80 to 2,720-rpm Spindle Speeds, 9" x 42" Table; with Specially Manufactured Work Fixture

1- Spin Blast Shot Blast Machine; Spinner Hanger Type, 60" x 48" x 72", 6,428 Hours Indicated; with Reclaim and Outside Dust Collector; (Currently Not in Service; Operable)

1-    Clark Model GCS20MB 4,000-Lb. LP Gas Lift Truck, S/N G138MB-1127-6920KOF,
      (1987); 188" Lift Height, Solid Tire; (CURRENTLY NOT IN SERVICE; NOT OPERABLE)

1-    Dayton Model 6H011B 1,400-psi Steam Cleaner, S/N C24015;
      2.2-Gallons/Minute, 229,000-Btus/Hour

                                   SCHEDULE II
                                       TO
                                     RELEASE

                                 Agent's Account

Wachovia Bank, National Association
1525 West WT Harris Blvd.
Charlotte, North Carolina 28288
ABA #: 053-000-219
Account #: 5000000030279
Reference: Lexington Precision Corp.

                                                                    EXHIBIT 10-7

                                     ANNEX A

                      UCC-3 Financing Statement Amendments